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                                                                   EXHIBIT 10.4

                              SECOND AMENDMENT TO
                             OPERATING AGREEMENT OF
              THE HEART HOSPITAL OF MILWAUKEE, LLC (the "Company")

         THIS SECOND AMENDMENT to the Operating Agreement of the Company (the "Amendment") is effective as of the date the Operating Agreement is initially adopted by its Members.

         1. Section 3.9, "Appointment of Board of Directors," is hereby deleted and replaced in its entirety with the following:

                  SECTION 3.9       APPOINTMENT OF BOARD OF DIRECTORS.

                  The Members shall appoint a Board of Directors as follows:

                           (a)      MHMI shall appoint four (4) Directors; and

                           (b) The Investor Members shall appoint four (4) Directors, which Directors shall be appointed or removed either (i) by a vote of a majority of the percentage Membership Interests of the Investor Members at a meeting held pursuant to Section 10.1(b); or (ii) by written consent of a majority of the percentage Membership Interests of the Investor Members.

                  A Director shall serve on the Board of Directors until removed by the Member or group of Members appointing such Director. A Member or group of Members shall have the right, with or without cause, to remove, substitute or replace any Director which it or they appointed.

         2. Section 5.9, "Meetings, Quorum and Vote of the Board of Directors," is hereby deleted and replaced in its entirety with the following:

                  SECTION 5.9. MEETINGS, QUORUM AND VOTE OF THE BOARD OF DIRECTORS.

                           (a) The Board of Directors shall meet at least quarterly. Notice of any meeting, regular or special, shall be delivered to each Director personally, by telephone, by electronic mail, by facsimile transmission or in writing at least five (5) business days before the meeting.

                           (b) An emergency meeting of the Board of Directors may be called by any Director upon shorter notice. Action taken at the emergency meeting shall be valid so long as the meeting is attended by at least three (3) members of the Board of Directors appointed by the Investor Members and at least three (3) members of the Board of Directors appointed by MHMI, and the action is approved in the manner set forth in (e) below.

                           (c) The Board of Directors shall elect one of its members to preside over the meetings as the Chairperson and one of its members, as the Secretary, to oversee the preparation and delivery of meeting notices and the preparation of minutes of the meetings of the Board of Directors and Members.


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                           (d)      A quorum of the Board of Directors shall be
                  necessary to conduct business at any meeting. A quorum shall consist of six (6) Directors and must include three (3) Directors designated by MHMI and three (3) Directors designated by the Investor Members. A Director may attend a meeting by telephone or other electronic means and be considered present for purposes of a quorum so long as the telephone or other connection allows each Director to hear and be heard by all other Directors.

                           (e) Except as provided in Section 5.15 or as otherwise expressly provided in this Agreement, any action taken by the Board of Directors shall require the affirmative vote of at least a majority of the Directors present at a meeting at which a quorum is present and shall require the consent of at least one Director designated by MHMI and one Directors designated by the Investor Members.

                           (f) Any action which is required to be or may be taken at a meeting of the Board of Directors may be taken without a meeting if consent in writing including the required votes, either collectively or in counterparts, setting forth the action so taken, is signed by the required number of Directors as set forth in (e) above.

                           (g) Attendance at a meeting of the Board of Directors constitutes waiver of any objection to the notice of the meeting.

         3. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment. The Members may execute this Amendment on separate signature pages, and there is no requirement that the Members sign the same signature pages.

         4. Except as provided herein, the Operating Agreement shall remain in full force and effect.

                                            MEMBERS:

                                            MILWAUKEE HOSPITAL MANAGEMENT, INC.

                                            By: /s/ Dennis I. Kelly
                                                -------------------------------
                                            Title: VP

                                            /s/ Bruce C. Wilson, M.D.
                                            -----------------------------------
                                            Name: Bruce C. Wilson, M.D.


[***]






[***] These portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.


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